Exhibit 10.8

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into Franchise

 Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 29, 2009

	Prelim. Agt. Signed	Fran. Agt. Signed	Franchise Fee

BILLINGS, MT	3/1/2002	11/3/2003	$0
TEXAS ROADHOUSE OF BILLINGS, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

BOSSIER CITY, LA	3/19/2004	12/1/2004	$0
ROADHOUSE OF BOSSIER CITY, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

BROWNSVILLE, TX	5/14/2002	2/4/2003	$0
TEXAS ROADHOUSE OF BROWNSVILLE, LTD.
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

EVERETT, MA	2/15/2002	11/21/2002	$0
TEXAS ROADHOUSE OF EVERETT, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

FARGO, ND	4/27/2004	8/25/2006	$0
ROADHOUSE OF FARGO, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

FARMINGTON, NM	3/19/2004		$0
ROADHOUSE OF FARMINGTON, NM, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

LONGMONT, CO	12/19/2003	5/3/2004	$0
ROADHOUSE OF LONGMONT, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

MCKINNEY, TX	3/16/2004	9/8/2004	$0
ROADHOUSE OF MCKINNEY, LTD.
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

NEW BERLIN, WI	3/17/2004	9/8/2004	$0
ROADHOUSE OF NEW BERLIN, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

OMAHA, NE	3/19/2004	3/8/2005	$0
ROADHOUSE OF OMAHA, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

PORT ARTHUR, TX	12/15/2003	12/15/2003	$0
TEXAS ROADHOUSE OF PORT ARTHUR, LTD.
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

TEMPLE, TX	3/19/2004	3/11/2005	$0
ROADHOUSE OF TEMPLE, LTD.
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205

WICHITA, KS	3/17/2004	12/1/2004	$0
ROADHOUSE OF WICHITA, LLC
6040 DUTCHMANS LANE, SUITE 200
LOUISVILLE, KY 40205